EXHIBIT 99.1

FOR IMMEDIATE RELEASE

GENERAL FINANCE CORPORATION TO ANNOUNCE FOURTH QUARTER
AND FISCAL YEAR 2011 FINANCIAL RESULTS ON SEPTEMBER 20, 2011

PASADENA, CA – September 13, 2011 - General Finance Corporation (NASDAQ: GFN), a holding company that acquires, operates and enhances value for businesses in the mobile storage container and modular space industries, will announce its financial results for the fourth quarter and fiscal year ended June 30, 2011 before the U.S. market opens on Tuesday, September 20, 2011.

Management will host a conference call on the same day at 8:30 a.m. PDT (11:30 a.m. EDT), to discuss the Company’s results. The conference call number for U.S. participants is (866) 901-5096 and the conference call number for participants outside the U.S. is (706) 643-3717. The conference ID number for both conference call numbers is 96020693.

A replay of the conference call may be accessed through October 4, 2011 by dialing (800) 642-1687 (U.S.) or (706) 645-9291 (international), using conference ID number 96020693.

About General Finance Corporation

General Finance Corporation (NASDAQ: GFN, www.generalfinance.com) is a holding company headquartered in Pasadena, California that acquires, operates and enhances value for businesses in the mobile storage container and modular space (“portable services”) industries.  Management’s expertise in these sectors drives disciplined growth strategies, operational guidance, effective capital allocation and capital markets support for the Company’s subsidiaries.  The Company’s two principal subsidiaries are majority-owned Royal Wolf Holdings Limited (www.royalwolf.com.au), the leading provider of portable storage solutions in the Asia-Pacific regions of Australia and New Zealand, and wholly-owned Pac-Van, Inc. (www.pacvan.com), a prominent regional provider of mobile offices, modular buildings, and portable storage and office containers in the United States.  Royal Wolf’s shares trade on the Australian Securities Exchange under the symbol RWH.

Investor/Media Contact

Larry Clark
Financial Profiles
310-478-2700 x29

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